                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):       July 2, 1999
                                                       --------------

                      Innes Street Financial Corporation
                --------------------------------------------
              (Exact name of Company as specified in its charter)



     North Carolina              333-63363               56-2101799
---------------------------   --------------       --------------------

(State or other jurisdiction    (Commission          (IRS  Employer
     of incorporation)          File Number)        Identification No.)


401 W. Innes Street                       Salisbury,  NC    28144
-----------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)




Company's telephone number, including area code:   (704)  633-2341
                                                 ----------------------


                                      N/A
     ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 2, 1999, Innes Street Financial Corporation (the "Company") announced that its Board of Directors had adopted a stock repurchase plan.
Under the stock repurchase plan, the Company will be able to repurchase shares of its outstanding common stock in the open market at appropriate times to allow it to enhance the value of its stock for its shareholders and to manage its capital. The Board of Directors has authorized the repurchase of up to 5% of the Company's common stock that is issued and outstanding at the present time. The Board's action will allow management to make repurchases, without further Board approval, when stock repurchases are deemed prudent. Stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Exchange Act of 1934.


Item 7.  Exhibits

     Exhibit 1:  Press Release of the Company Dated  July 2, 1999

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INNES STREET FINANCIAL CORPORATION


Date:   July 15, 1999        By:  /s/Ronald E. Bostian
        -------------            ---------------------------------------
                                      Ronald E. Bostian, President and
                                         Chief Executive Officer


                                       3